SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549


                            FORM 8-K
                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        FEBRUARY 15, 1995


                   F & M NATIONAL CORPORATION
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                            VIRGINIA
         (STATE OR OTHER JURISDICTION OF INCORPORATION)

                             0-5929
                    (COMMISSION FILE NUMBER)

                           54-0857462
                      (IRS EMPLOYER NUMBER)

          38 ROUSS AVENUE, WINCHESTER, VIRGINIA  22601
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                          703-665-4200


                            NO CHANGE
  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORM 8-K, F & M NATIONAL CORPORATION,
WINCHESTER, VIRGINIA


ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS.

At the F & M National Corporation Board of Directors meeting held February 15, 1995, the Board acknowledged that the activities of Rouss Finance Company, RFC Mortgage Company, Peoples Loans, Inc., and Peoples Credit Corporation have been discontinued. Subsequently, all assets of the four non-bank companies were sold on February 17, 1993, and a liquidating dividend was paid to the parent company in December of 1994.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None


Pursuant to the filing requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M NATIONAL CORPORATION



/s/
By: Alfred B. Whitt, Senior Vice President and Secretary


DATE:  February 21, 1995